SUPPLEMENT DATED JUNE 1, 2010

TO PROSPECTUS DATED MAY 1, 2008
FOR SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

Pursuant to a shareholder vote held on May 11, 2010, after the close of business on May 28, 2010, certain of the variable investment options (“Funds”) that may be available under your Policy were changed. As shown in the table below, the Fund listed in the left column automatically became the Fund listed in the right column.

This Fund		Became This Fund

Van Kampen Life Investment Trust Comstock Portfolio	→	Invesco Van Kampen V.I. Comstock Fund

If the prospectus for your Policy permitted you to invest in the Fund shown in the left column above, you may continue to select the corresponding Fund shown in the right column.

Any amounts that you already had invested in the Fund listed in the left column did not change; except that, beginning after the close of business on May 28, 2010, that Fund commenced to invest in and be based on the corresponding Fund that is listed in the right column.  These changes resulted from the reorganization of the Fund listed in the left column into the corresponding Fund listed in the right column.

You may continue to make transfers into or out of this or any other Funds that are available to you; provided that such transfers are made in the manner and subject to the terms and conditions described in your prospectus.

Any instructions that you currently have in force with respect to the Fund in the left column will automatically be changed to reflect the new corresponding Fund in the right column. Such continuing instructions would include, for example, instructions concerning allocation of premium payments or charges under your Policy, and instructions for automatic transactions, such as periodic withdrawals, dollar cost averaging, or periodic asset rebalancing.  However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the prospectus.

We may modify or delete any of the variable investment options in the future, as described in the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Life Corp 2010